                                                                   Exhibit 99.54

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS


--------------------------------------------------------------------------------
                                                  COLLECTION PERIOD           12
  SERVICER REPORT DATE 10-Aug-01                           Beginning  1-Jul-01
    DISTRIBUTION DATE: 15-Aug-01                              Ending 31-Jul-01
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                          BEG PRINCIPAL     BEG PRINCIPAL         PRINCIPAL        INTEREST           TOTAL          END PRINCIPAL
                             BALANCE           BALANCE          DISTRIBUTION     DISTRIBUTION      DISTRIBUTION         BALANCE
------------------------------------------------------------------------------------------------------------------------------------
    CLASS A-1 NOTES      $167,692,000.00   $          0.00                 -     $        0.00                -     $          0.00
    CLASS A-2 NOTES      $227,084,000.00   $124,276,929.22    $22,032,948.74     $  724,948.75    22,757,897.49     $102,243,980.48
    CLASS A-3 NOTES      $196,340,000.00   $196,340,000.00    $         0.00     $1,155,133.67     1,155,133.67     $196,340,000.00
    CLASS A-4 NOTES      $100,615,000.00   $100,615,000.00    $         0.00     $  599,497.71       599,497.71     $100,615,000.00
------------------------------------------------------------------------------------------------------------------------------------
     NOTE TOTALS         $691,731,000.00   $421,231,929.22    $22,032,948.74     $2,479,580.13   $24,512,528.87     $399,198,980.48
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                      FACTOR INFORMATION PER $1,000

                            PRINCIPAL         INTEREST        END PRINCIPAL
                           DISTRIBUTION     DISTRIBUTION         BALANCE
----------------------------------------------------------------------------
    CLASS A-1 NOTES                   -               -                   -
    CLASS A-2 NOTES         97.02554447      3.19242551        450.24739955
    CLASS A-3 NOTES                   -      5.88333333      1,000.00000000
    CLASS A-4 NOTES                   -      5.95833333      1,000.00000000
----------------------------------------------------------------------------
     NOTE TOTALS            97.02554447     15.03409217      2,450.24739955
----------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          12
SERVICER RPT DATE: 10-Aug-01                                BEGINNING:  1-Jul-01
DISTRIBUTION DATE: 15-Aug-01                                   ENDING: 31-Jul-01
--------------------------------------------------------------------------------

     I. Note Distributable Amounts

                         Principal         Interest          Total       Prin(per$1000/orig) Int(per$1000/orig) Total(per$1000/orig)
                     ---------------------------------------------------------------------------------------------------------------
         CLASS A-1   $              -  $             -  $             -  $             -      $            -      $              -
         CLASS A-2   $  22,032,948.74  $    724,948.75  $ 22,757,897.49  $   97.02554447      $   3.19242551      $   100.21796997
         CLASS A-3   $              -  $  1,155,133.67  $  1,155,133.67  $             -      $   5.88333333      $     5.88333333
         CLASS A-4   $              -  $    599,497.71  $    599,497.71  $             -      $   5.95833333      $     5.95833333
                     ---------------------------------------------------------------------------------------------------------------
           TOTAL     $  22,032,948.74  $  2,479,580.13  $ 24,512,528.87  $   97.02554447      $  15.03409217      $   112.05963664

    II. Pool Balance at the end of the Collection Period                                                          $ 406,186,444.23

   III. Insurance Premium                                                                                         $      61,543.00

    IV. Spread Account Balance
                      (A) Balance after Deposits/Withdrawals for prior Distribution Date                          $  10,705,484.82
                      (B) Balance after Deposits/Withdrawals for current Distribution Date                        $  11,294,500.55

     V. Spread Account Required Amount                                                                            $  10,154,661.11

    VI. Spread Account Withdrawals                                                                                $              0
                      (A) Withdrawal to make required payments under 4.03
                      (B) Withdrawal to reimburse Preference Amounts (to Insurer)                                 $              0

   VII. Servicing Fee                                                                                                   356,849.49

  VIII. Owner Trustee Fees not paid by Servicer or from Available Funds                                           $              0

    IX. Indenture Trustee Fees not paid by Servicer or from Available Funds                                       $              0

     X. Available Funds                                                                                           $  25,487,551.33

    XI. Insured Payment (if any)                                                                                  $              0

   XII. Note Principal and Interest Carryover Shortfalls

                                          Note Principal                    Note Interest
                                       Carryover Shortfall               Carryover Shortfall                                 Total
                                   -------------------------------------------------------------------------------------------------
                     CLASS A-1                       $0.00                             $0.00                                 $0.00
                     CLASS A-2                       $0.00                             $0.00                                 $0.00
                     CLASS A-3                       $0.00                             $0.00                                 $0.00
                     CLASS A-4                       $0.00                             $0.00                                 $0.00
                                   -------------------------------------------------------------------------------------------------
                       TOTAL                         $0.00                             $0.00                                 $0.00

   XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior Period

                                   Current Distribution Date           Prior Distribution Date
                                        Note Principal                     Note Principal                   Change in Note
                                       Carryover Shortfall               Carryover Shortfall         Principal Carryover Shortfall
                                   -------------------------------------------------------------------------------------------------
                     CLASS A-1                       $0.00                             $0.00                                 $0.00
                     CLASS A-2                       $0.00                             $0.00                                 $0.00
                     CLASS A-3                       $0.00                             $0.00                                 $0.00
                     CLASS A-4                       $0.00                             $0.00                                 $0.00
                                   -------------------------------------------------------------------------------------------------
                       TOTAL                         $0.00                             $0.00                                 $0.00

                                       Prior Distribution Date          Current Distribution Date
                                           Note Interest                     Note Interest                  Change in Note
                                        Carryover Shortfall               Carryover Shortfall         Interest Carryover Shortfall
                                   -------------------------------------------------------------------------------------------------
                     CLASS A-1                       $0.00                             $0.00                                 $0.00
                     CLASS A-2                       $0.00                             $0.00                                 $0.00
                     CLASS A-3                       $0.00                             $0.00                                 $0.00
                     CLASS A-4                       $0.00                             $0.00                                 $0.00
                                   -------------------------------------------------------------------------------------------------
                       TOTAL                         $0.00                             $0.00                                 $0.00

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                             COLLECTION PERIOD                12
SERVICER RPT DATE:   10-Aug-01                       BEGINNING: 01-Jul-01
DISTRIBUTION DATE:   15-Aug-01                          ENDING: 31-Jul-01
--------------------------------------------------------------------------------

     IX. Delinquency Ratio

                     A. Delinquency Statistics

                              Days                                           Outstanding                      Past Due
                           Delinquent                 Units                   Principal                        Amount
                     ----------------------------------------------------------------------------------------------------
                             31- 60                          1155         12,589,102.63                       809,440.42
                             61- 90                           217          2,271,013.24                       227,484.58
                            91- 120                            59            625,923.95                        80,681.53
                              121+                              0                     -                                -
                     ----------------------------------------------------------------------------------------------------
                             TOTAL                          1,431         15,486,039.82                     1,117,606.53

                     B. Delinquency Percentage

                        (1) Principal balance of delinquent contracts between 30 and 120 days           $  15,486,039.82
                        (2) Pool Principal Balance Beginning of Collection Period                       $ 428,219,392.97
                        (3) Delinquency Percentage (Line 1/Line 2)                                                  3.62%

     X.  Principal Balance of repossessed Financed Vehicles in inventory               Units                   Principal
                                                                                       -----                   ---------
                                                                                        -                          $0.00

     XI. Liquidation Proceeds received from Defaulted Contracts                                              $705,247.47

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:   10-Aug-01                 COLLECTION PERIOD         12
DISTRIBUTION DATE:   15-Aug-01                 BEGINNING              01-Jul-01
                                               ENDING                 31-Jul-01
--------------------------------------------------------------------------------

I. POOL BALANCE CALCULATION:

A.   Original Pool Balance                                                                                           698,718,463.75

B.   Beginning of Period Outstanding Pool Balance                                                                    428,219,392.97

C.   Monthly Principal Amounts

     (1) Monthly Scheduled Payments                                                                                   11,738,977.73
     (2) Full Prepayments (excluding Purchased Receivables)                                                            8,633,243.76
     (3) Defaulted Contracts
            during period                                                                                              1,667,565.89
     (4) Receivables becoming Purchased Receivables
            during period                                                                                                         -
     (5) Other Receivables adjustments                                                                                    (6,838.64)

     Total Monthly Principal Amounts                                                                                  22,032,948.74

D.   Total Monthly Payments allocable to Interest                                                                      4,285,261.27

E.   End of period Outstanding Pool Balance                                                                          406,186,444.23

F.   Pool Factor                                                                                                           0.581331

II. OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                               Class A-1        Class A-2         Class A-3            Class A-4
                                                               ----------       ---------         ---------            ---------
A.   Beginning of period Outstanding Principal Balance                 -      124,276,929.22      196,340,000.00     100,615,000.00

B.   Noteholders' Principal Distributable Amount                       -       22,032,948.74                0.00               0.00
C.   Noteholders' Interest Distributable Amount                        -          724,948.75        1,155,133.67         599,497.71
                                                              ----------------------------------------------------------------------
D.   Note Distributable Amount                                         -       22,757,897.49        1,155,133.67         599,497.71
E.   Note Principal Carryover Shortfall                                0                   0                   0                  0
F.   Note Interest Carryover Shortfall                                 0                   0                   0                  0
                                                                       0                   0                   0                  0

H.   End of period Outstanding Principal Balance                       -      102,243,980.48      196,340,000.00     100,615,000.00

III. RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

     A.  Available Funds in Collection Account:

                 (1)  Monthly Scheduled Payments on Receivables during
                         period (including partial prepays)
                        (a) Principal                                                                                 11,738,977.73
                        (b) Interest                                                                                   4,206,183.91
                 (2)  Full Prepayments collected during period
                        (a) Principal                                                                                  8,251,506.70
                        (b) Interest                                                                                      74,532.13
                 (3)  Net Liquidation Proceeds collected
                         during period                                                                                   758,334.26
                 (4)  Net Insurance Proceeds collected
                         during period
                        (a) Principal                                                                                    381,737.06
                        (b) Interest                                                                                       4,545.23
                 (5)  Purchase Amounts deposited in Collection
                        Account                                                                                                   0

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:     10-Aug-01                COLLECTION PERIOD          12
DISTRIBUTION DATE:     15-Aug-01                BEGINNING              01-Jul-01
                                                ENDING                 31-Jul-01
--------------------------------------------------------------------------------

                 (6) Investment Earnings - Collection Account                                                            71,734.31

                 Total Available Funds in Collection Account                                                         25,487,551.33

     B.  Available Funds in Payment Account:

                 (1) Available Funds transferred from Collection Account                                           $ 25,487,551.33
                 (2) Amount withdrawn from Spread Account and deposited to Payment Account                         $            -
                 (3) Insured Payment deposited to Payment Account                                                  $            -

                 Total Available Funds in Payment Account                                                          $ 25,487,551.33


     C.  Distributions from Payment Account:

                 (1) Monthly Servicing Fee                                                                              356,849.49
                 (2) Unpaid Monthly Servicing Fee for Prior Collection Period                                                    0
                 (3) Owner Trustee Fees (if paid from Available Funds)                                                           0
                 (4) Indenture Trustee Fees (if paid from Available Funds)                                                       0
                 (5) Insurance Premium                                                                                   61,543.00
                 (6) Note Interest Distributable Amount
                         (a)   Class A - 1                                                                                      -
                         (b)   Class A - 2                                                                              724,948.75
                         (c)   Class A - 3                                                                            1,155,133.67
                         (d)   Class A - 4                                                                              599,497.71
                 (7) Final Scheduled Distribution Date Note Principal Distributable Amount
                         (a)   Class A - 1                                                                                       0
                         (b)   Class A - 2                                                                                       0
                         (c)   Class A - 3                                                                                       0
                         (d)   Class A - 4                                                                                       0
                 (8) Note Principal Distributable Amount
                         (a)   Class A - 1                                                                                      -
                         (b)   Class A - 2                                                                           22,032,948.74
                         (c)   Class A - 3                                                                                      -
                         (d)   Class A - 4                                                                                      -
                 (9)  Reimbursement Amounts Owing to Insurer                                                                     0
                 (10) Spread Account Deposit (to increase to Required Amount)                                           556,629.97
                 (11) Indenture or Owner Trustee Fees (not paid under C)                                                         0
                 (12) Re-Liening Expenses                                                                                        0
                      (To the extent not paid by Servicer)
                 (13) Transition Costs and Additional Servicing Fee to Successor Servicer                                        0
                 (14) After Servicer Default, remaining Available Funds deposited                                                0
                      in Note Distribution Account

                 Total Distributions                                                                                 25,487,551.33

     D.  Excess Available Funds (or shortfall)                                                                                  -

     E.  Remaining Available Funds to holder of Residual Interest Certificate                                                    0


IV.  SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

            A. Available Funds Transferred from Collection Account to Payment Account                              $ 25,487,551.33
            B. Distributions required under 4.03 (a)(i) through (vii)                                              $ 24,930,921.36
            C. Spread Account Deposit to Payment Account (Min: $0 and Lines A -B)                                  $            -
            D. Spread Account withdrawal required to reimburse Insurer for Preference Amounts                                    0

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 10-Aug-01                         COLLECTION PERIOD    12
DISTRIBUTION DATE: 15-Aug-01                         BEGINNING          1-Jul-01
                                                     ENDING            31-Jul-01
--------------------------------------------------------------------------------

V. SPREAD ACCOUNT BALANCE

               A. Spread Account Balance After Deposit/Disbursements
                     (1) Beginning Spread Account Balance                                                           $  10,705,484.82
                     (2) Investment Income Deposited to Spread Account                                              $      32,385.76
                     (3) Withdrawal to make required payments under 4.03                                            $              -
                     (4) Withdrawal to reimburse Preference Amounts (to Insurer)                                                   0
                     (5) Deposit to Spread Account after Disbursements                                              $     556,629.97
                     (6) Spread Account Balance after Deposit/Disbursments                                          $  11,294,500.55

               B. Spread Account Required Amount                                                                    $  10,154,661.11

                     (1) 2.5% of Pool Balance                                                                       $  10,154,661.11
                     But in no event less than the lesser of (a) or (b)
                              (a) .5% of Original Pool Balance                                                      $   3,493,592.32
                              (b) Outstanding Principal Amount of All Notes                                         $ 399,198,980.48

               C. Excess Amount to Insurer for amounts owed under Insurance Agreement (lines A - B)                                0

               D. Excess Amount to Holder of Residual Interest Certificate (lines A - B - C)                            1,139,839.45

VI. INSURED PAYMENTS

               A. Available Funds Transferred from Collection Account to Payment Account                            $  25,487,551.33
               B. Available Funds Transferred from Spread Account to Payment Account                                $              0
               C. Note Interest Distributable Amount                                                                    2,479,580.13
               D. Guaranteed Note Principal Amount                                                                  $              0
               E. Deficiency Amount                                                                                 $              0
                  (Min:(Lines A+B-C-D) and $0.00)                                                                   $              0
               F. Preference Amount                                                                                 $              0
               G. Insured Payment (lines E+F)                                                                       $              0

                            Note Principal              Note Interest
                       Carryover Shortfall        Carryover Shortfall                           Total
      CLASS A-1                      $0.00                      $0.00                           $0.00
      CLASS A-2                      $0.00                      $0.00                           $0.00
      CLASS A-3                      $0.00                      $0.00                           $0.00
      CLASS A-4                      $0.00                      $0.00                           $0.00
      -----------------------------------------------------------------------------------------------
        TOTAL                        $0.00                      $0.00                           $0.00

                 Current Distribution Date    Prior Distribution Date
                       Note Principal              Note Principal               Change in Note
                    Carryover Shortfall         Carryover Shortfall     Principal Carryover Shortfall
      CLASS A-1                      $0.00                      $0.00                           $0.00
      CLASS A-2                      $0.00                      $0.00                           $0.00
      CLASS A-3                      $0.00                      $0.00                           $0.00
      CLASS A-4                      $0.00                      $0.00                           $0.00
      -----------------------------------------------------------------------------------------------
        TOTAL                        $0.00                      $0.00                           $0.00

                 Current Distribution Date    Prior Distribution Date
                       Note Interest               Note Interest                Change in Note
                    Carryover Shortfall         Carryover Shortfall      Interest Carryover Shortfall
      CLASS A-1                      $0.00                      $0.00                           $0.00
      CLASS A-2                      $0.00                      $0.00                           $0.00
      CLASS A-3                      $0.00                      $0.00                           $0.00
      CLASS A-4                      $0.00                      $0.00                           $0.00
      -----------------------------------------------------------------------------------------------
        TOTAL                        $0.00                      $0.00                           $0.00

VII. CUMULATIVE NET INSURANCE PROCEEDS                                                                              $   4,119,182.71

                          ANRC AUTO OWNER TRUST 2000-A
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  10-Aug-01                COLLECTION PERIOD            12
DISTRIBUTION DATE:  15-Aug-01                BEGINNING                 01-Jul-01
                                             ENDING                    31-Jul-01
--------------------------------------------------------------------------------

VIII. DELINQUENCY RATIO

               A. Delinquency Statistics

            Days                                 Outstanding              Past Due
         Delinquent            Units              Principal                Amount
    -------------------------------------------------------------------------------
           31- 60               1155           $ 12,589,102.63        $  809,440.42
           61- 90                217           $  2,271,013.24        $  227,484.58
           91- 120                59           $    625,923.95        $   80,681.53
            121+                   0           $             -        $           -
    -------------------------------------------------------------------------------
            TOTAL              1,431             15,486,039.82         1,117,606.53


               B. Delinquency Percentage

                  (1) Principal balance of delinquent contracts between 30 and 120 days                           $  15,486,039.82
                  (2) Pool Principal Balance Beginning of Collection Period                                       $ 428,219,392.97
                  (3) Delinquency Percentage (Line 1/Line 2)                                                                  3.62%

IX. CUMULATIVE NET LOSS RATIO

                      (1)  Principal Balance of Defaulted Contracts in current Collection Period                  $   1,667,565.89
                      (2)  Cumulative Defaulted Contracts Including
                           Defaulted Contracts in current Collection Period                                       $  20,227,255.35
                      (3)  Net Liquidation Proceeds collected during current Collection Period                    $     758,334.26
                      (4)  Cumulative Net Liquidation Proceeds Including
                           Net Liquidation Proceeds in current Collection Period                                  $   9,103,773.66
                      (5)  Original Pool Balance                                                                  $ 698,718,463.75
                      (6)  Cumulative Net Loss Rate (2) minus (4) divided by (5)                                             1.592%

X. REPOSSESSED INVENTORY

                                                                                                        Units        Principal
                                                                                                        -----        ---------
                      A. Principal Balance of repossessed Financed Vehicles (beg.)                        0                      -
                      B. Repossessed Financed Vehicles (Principal)                                                $   1,545,375.00
                      C. Net Liquidation Proceeds on repossessed Financed Vehicles (Principal)                    $     705,247.47
                      D. Realized losses on sale of repossessed Financed Vehicles (Principal)                     $     840,127.53
                                                                                                      ----------------------------
                      E. Principal Balance of repossessed Financed Vehicles (A+B-C-D) (end.)              0       $              -

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10TH day of August, 2001


                                             /s/ Marc L. Bourhis
                                             -----------------------------------
                                             Name:  Marc L. Bourhis
                                             Title: Treasurer